Exhibit 99.3

 Third Quarter 2018 Earnings Presentation  October 23, 2018

 Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the Company’s business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, costs and synergies of recently completed and future acquisition, disposition and other growth opportunities. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks and other factors set forth in the Company’s most recent Annual Report on Form 10-K under the captions “Cautionary note regarding forward-looking statements” and “Risk factors” and periodic and current reports on Forms 10-Q and 8-K. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.   Forward looking statements

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, core net income, core diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, pro forma core net income, pro forma core diluted earnings per share, core noninterest expense, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity, core return on average assets and equity and core total revenue. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core/adjusted in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, adjusted return on average assets, adjusted return on average equity, core return on average tangible common equity, adjusted return on average tangible common equity, pro forma return on average assets and equity, pro forma adjusted return on average assets and equity and pro forma core return on average assets and equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

3Q 2018 highlights

Key highlights

- Diluted EPS of $0.68, resulting in ROAA of 1.72%
- Loans (HFI) grew to $3.5 billion, a 13.6% increase from 3Q 2017; grew 14.3% annualized from 2Q 2018
- Customer deposits grew to $4.0 billion, a 11.2% increase from 3Q 2017; grew 17.9% annualized from 2Q 2018
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.71% for 3Q 2018, compared to 4.81% for 2Q 2018 and 4.61% for 3Q 2017
- Mortgage banking income of $26.6 million, a 15.0% decrease from 3Q 2017, driven by lower interest rate lock commitment (IRLC) volumes and lower gain on sale margins
- Continuing enhancing positive operating leverage; Banking Segment core efficiency ratio was 52.4%[1] in 3Q 2018, down 376 basis points from 3Q 2017
- Continued to position the balance sheet for the current rate environment; grew customer time deposits by $276.3 million and substituted cheaper brokered deposits of $53.9 million for short-term borrowings

Financial results

	Three months ended September 30, 2018	
	Non-GAAP adjusted results[1]	Reported GAAP results
Diluted earnings per share	$0.68	$0.68
Net income ($million)	$21.4	$21.4
Net interest margin	4.71%[2]	4.71%
Return on average assets	1.72%	1.72%
Return on average equity	13.3%	13.3%
Return on average tangible common equity	17.4%	17.4%
Efficiency ratio	63.7%	65.7%

[1] Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.

[2] Includes accretion from acquired / purchased loans and collection of interest income on nonaccrual loans, which contributed 25 basis points to net interest margin.

FB FirstBank

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     Consistently delivering balanced profitability and growth  Drivers of profitability  Pro forma return on average assets, adjusted1  Net interest margin  Noninterest income ($mn)      Loans / deposits  1 Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.63%, 35.08% and 36.75% for the years ended December 31, 2014, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. The years ended December 31 2014, 2015, 2016 and 2017 are annual percentages. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.   +79 bps    NPLs (HFI) / loans (HFI) (%)

 Peer-leading net interest margin remains strong  Historical yield and costs  1 Includes tax-equivalent adjustment  Loan (HFI) yield    3Q17  2Q18  3Q18  Contractual interest rate on loans HFI1  5.08%  5.37%  5.47%  Origination and other loan fee income  0.38%  0.46%  0.40%    5.46%  5.83%  5.87%  Nonaccrual interest collections  0.16%  0.03%  0.07%  Accretion on purchased loans  0.23%  0.23%  0.25%  Syndication fee income  0.05%  0.03%  0.00%  Total loan yield (HFI)  5.90%  6.12%  6.19%          NIM (%)  4.61%   4.63%   4.64%  4.81%  4.71%    Impact of accretion and nonaccrual interest collections (bps)   28  29  20  20  25    Deposit cost (%)   0.46%  0.50%  0.55%  0.62%  0.80%

Consistent loan growth and balanced portfolio

Total loan growth[1] ($million) and commercial real estate concentration



Growth: 13.6% y/y
$3,115
$3,167
$3,245
$3,416
$3,539
3Q17
4Q17
1Q18
2Q18
3Q18

Commercial real estate (CRE) concentrations[2]	% of Risk-Based Capital 2Q18	% of Risk-Based Capital 3Q18 (preliminary)
C&D loans subject to 100% risk-based capital threshold[3]	105%	91%
Total CRE loans subject to 300% risk-based capital threshold[3]	239%	223%

Loan portfolio breakdown[1]

4Q12



Other 5%
1-4 family 19%
1-4 family HELOC 13%
Multifamily 3%
C&D 8%
CRE 14%
C&I 38%

Total HFI loans: $1,240 million

3Q18



Other 6%
1-4 family 16%
1-4 family HELOC 6%
Multifamily 2%
C&D 14%
CRE 18%
C&I 38%

Total HFI loans: $3,539 million

[1] Exclude HFS loans, C&I includes owner-occupied CRE.
[2] Risk-based capital at FirstBank as defined in Call Report. 3Q 2018 calculation is preliminary and subject to change.
[3] Excludes owner-occupied CRE.

FirstBank

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 Stable, low cost core deposit franchise    Total deposits ($million)  1 Includes mortgage servicing-related escrow deposits of $56.8 million, $53.7 million, $74.1 million, $88.4 million and $78.0 million for the quarters ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 respectively.  Noninterest bearing deposits ($million)1  Growth: 4.1% y/y  Deposit composition  Cost of deposits      Customer growth: 11.2% y/y

   Total Mortgage decreased by 13 percentage points  $29.6  $27.0  $26.0  ($0.8)  ($2.3)  ($2.3)  $3.4  $5.6  $5.6  ($0.9)  ($1.8)  ($2.7)  $31.3  $28.5  $26.6  Mortgage operations overview  Total mortgage pre-tax contribution (including retail footprint) of $1.5 million for 3Q18, in-line with prior guidance, and $6.8 million YTDMortgage banking income $26.6 million, down 15.0% from 3Q 2017 and 6.6% from 2Q 2018Actively reducing operational expenses and repositioning origination channels for projected future volumesVolumes and profitability will adjust similarly to industry volumes3  Highlights    Gain on Sale    Total pre-tax contribution, adjusted2 (%)  Mortgage production  Consumer Direct  Correspondent  Third party originated  Retail   Retail footprint            Total Mortgage (including retail footprint)  Banking (excluding retail footprint)        3Q17   2Q18  3Q18    Fair value changes     Fair value MSR change  Mortgage banking income ($mm)    Servicing Revenue  Total Income  Confirm 2017 numbers    $2,001mm  $1,976mm  IRLC volume:  $1,705mm  IRLC pipeline1:  $541mm  $598mm  $453mm  Refinance %:   45%  29%  31%  Purchase %:   55%  71%  69%  1 As of the respective period end.2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.3 See Forward Looking Statements on Slide 1.

 Improving operating leverage  Consolidated 3Q 2018 core efficiency ratio of 63.7% driven by Banking Segment core efficiency ratio of 52.4%, which has decreased by 376 basis points since 3Q 2017 3Q 2018 illustrates solidified operating leverage achieved through organic growth, merger and ongoing cost efficiencies; expect the Banking Segment operating leverage to continue to incrementally improveContinued investment in revenue producers, IT systems and back office skills to improve on scalable platformExpect structural and operational changes in Mortgage Segment to improve efficiency ratio in the intermediate term  Core efficiency ratio (tax-equivalent basis)1  Improving operating efficiency  1 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.

 Asset quality remains stable    Classified & PCI loans ($million)  Net recoveries (charge-offs) / average loans  Nonperforming ratios  LLR / loans              1 Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for the third and fourth quarters of 2017 – see page 8 of the Quarterly Financial Supplement.   1

     Strong capital position for future growth  1 Total regulatory capital, FB Financial Corporation. 3Q 2018 calculation is preliminary and subject to change.2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.  Capital position  Simple capital structure     3Q17  2Q18  3Q181  Shareholder’s equity / Assets  12.5%  12.8%  12.8%  TCE / TA2  9.5%  10.1%  10.2%  Common equity tier 1 / Risk-weighted assets  10.8%  10.6%  11.5%  Tier 1 capital / Risk-weighted assets  11.6%  11.3%  12.2%  Total capital / Risk-weighted assets  12.2%  11.9%  12.8%  Tier 1 capital / Average assets  11.4%  10.9%  11.3%      Tangible book value per share  Growth: 40.6% since IPO (September 2016)

    Appendix

 GAAP reconciliation and use of non-GAAP financial measures  Net income, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma net income, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Tax-equivalent efficiency ratio

GAAP reconciliation and use of non-GAAP financial measures

Segment tax-equivalent efficiency ratio

	2018			2017	
Banking segment core efficiency ratio (tax equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core consolidated noninterest expense	$ 57,213	$ 55,687	$ 54,958	$ 55,471	$ 53,513
Less Mortgage segment noninterest expense	18,821	19,582	18,910	20,117	19,757
Add loss on sale of mortgage servicing rights	-	-	-	-	-
Adjusted Banking segment noninterest expense	38,392	36,105	36,048	35,354	33,756
Adjusted core revenue	89,798	89,624	83,952	87,284	83,054
Less Mortgage segment noninterest income	19,232	21,650	20,363	23,825	23,836
Less change in fair value on mortgage servicing rights	(2,701)	(1,778)	(1,713)	(190)	(893)
Adjusted Banking segment total revenue	$ 73,267	$ 69,752	$ 65,302	$ 63,649	$ 60,111
Banking segment core efficiency ratio (tax-equivalent basis)	52.4%	51.8%	55.2%	55.5%	56.2%
Mortgage segment core efficiency ratio (tax equivalent)					
Consolidated noninterest expense	$ 57,213	$ 56,358	$ 56,151	$ 57,540	$ 69,224
Less loss on sale of mortgage servicing rights	-	-	-	-	-
Less Banking segment noninterest expense	38,392	36,721	37,241	37,423	49,467
Adjusted Mortgage segment noninterest expense	$ 18,821	$ 19,637	$ 18,910	$ 20,117	$ 19,757
Total noninterest income	34,355	35,763	33,275	37,017	37,820
Less Banking segment noninterest income	15,123	14,058	12,912	13,192	13,984
Less change in fair value on mortgage servicing rights	(2,701)	(1,778)	(1,713)	(190)	(893)
Adjusted Mortgage segment total revenue	$ 21,933	$ 23,483	$ 22,076	$ 24,015	$ 24,729
Mortgage segment core efficiency ratio (tax-equivalent basis)	85.8%	83.6%	85.7%	83.8%	79.9%

FB FirstBank

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GAAP reconciliation and use of non-GAAP financial measures  Mortgage contribution, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Tangible assets and equity  Return on average tangible equity

 GAAP reconciliation and use of non-GAAP financial measures    Return on average tangible equity, adjusted  Return on average assets and equity, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Return on average assets and equity, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Return on average assets and equity, adjusted